Exhibit 99.6

CenturyLink™ Qwest



CenturyLink & Qwest Communications
Creating a National, Industry-Leading Communications Company

Forward Looking Statements

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Except for the historical and factual information contained herein, the matters set forth on this website, including statements regarding the expected timing and benefits of the acquisition such as efficiencies, cost savings, enhanced revenues, growth potential, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as "estimates," "expects," "projects," "plans," and similar expressions are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, many of which are beyond our control. Actual events and results may differ materially from those anticipated, estimated or projected if one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect. Factors that could affect actual results include but are not limited to: the ability of the parties to timely and successfully receive the required approvals of regulatory agencies and their respective shareholders; the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Qwest's operations into CenturyLink will be greater than expected; the ability of the combined company to retain and hire key personnel; the timing, success and overall effects of competition from a wide variety of competitive providers; the risks inherent in rapid technological change; the effects of ongoing changes in the regulation of the communications industry; the ability of the combined company to effectively adjust to changes in the communications industry and to successfully introduce new product or service offerings on a timely and cost-effective

basis; any adverse developments in commercial disputes or legal proceedings; the ability of the combined company to utilize net operating losses in amounts projected; changes in our future cash requirements; and other risk factors and cautionary statements as detailed from time to time in each of CenturyLink's and Qwest's reports filed with the Securities and Exchange Commission (SEC). There can be no assurance that the proposed acquisition will in fact be consummated. You should be aware that new factors may emerge from time to time and it is not possible for us to identify all such factors nor can we predict the impact of each such factor on the acquisition or the combined company. You should not place undue reliance on these forward-looking statements, which speak only as of today's date. Unless legally required, CenturyLink and Qwest undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

CenturyLink and Qwest plan to file a joint proxy statement/prospectus with the SEC. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about CenturyLink and Qwest, free of charge, at the website maintained by the SEC at www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to CenturyLink, 100 CenturyLink Drive, Monroe, Louisiana 71203, Attention: Corporate Secretary, or to Qwest, 1801 California Street, Denver, Colorado 80202, Attention: Shareholder Relations, 51st Floor. The respective directors and executive officers of CenturyLink and Qwest and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding CenturyLink's directors and executive officers is available in its proxy statement filed with the SEC by CenturyLink on April 7, 2010, and information regarding Qwest directors and executive officers is available in its proxy statement filed with the SEC by Qwest on March 17, 2010. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

CenturyLink™ Qwest

CenturyLink & Qwest Communications

Creating a National, Industry-Leading Communications Company



Investor Conference Call
April 22, 2010 9:30am EDT

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A message from Glen F. Post III

"We believe the combination of CenturyLink's and Qwest's employees, assets and service areas will provide us greater scale, scope and expertise and will provide significant benefits for shareholders, customers and our communities. This combination will enhance our ability to deploy innovative IP products and high-bandwidth services to business customers, expand availability and speed to consumers, and offer superior, differentiated video products."

Glen F. Post III
Chief Executive Officer and President, CenturyLink

A message from Edward A. Mueller

"This transaction is compelling for our shareholders, who will benefit from an immediate premium for their shares, an increase of approximately 50 percent in the annual dividend, and the opportunity to participate in the upside potential of the combined company through their ownership of CenturyLink stock. We look forward to becoming part of a larger company with a strong financial profile, an industry-leading local and national network, and a shared commitment to customers, employees, communities and shareholders. We also look forward to maintaining a key presence in Denver."

Edward A. Mueller
Chairman and Chief Executive Officer, Qwest

About the Transaction

Home > About the Transaction

Upon completion of the transaction, CenturyLink will become a national, industry-leading communications company whose enterprise business will be a significant contributor to its growth which, along with the consumer business, will allow it to offer innovative broadband products and services over its advanced networks.

Frequently Asked Questions

- ***What are the key transaction terms?***
- ***What will the combined company's network look like?***
- ***Why is this transaction compelling for customers?***
- ***Why is this transaction compelling for the companies and their shareholders?***
- ***What synergies will the combined company achieve?***
- ***Do the companies share a similar culture? How many employees will the combined company have?***

What are the key transaction terms?

- CenturyLink and Qwest will merge through a tax free, stock-for-stock transaction, valued at $22.4 billion, including the assumption of $11.8 billion of Qwest net debt outstanding as of December 31, 2009. Based on the closing stock price of CenturyLink on April 21, 2010, the per share consideration to be received by Qwest shareholders would be equivalent to $6.02 of CenturyLink stock.
- The corporate headquarters of the company will remain in Monroe, La. The company also will maintain a key operational presence in Denver, including a regional headquarters, the Qwest Business Markets Group, as well as other functions to be determined.
- The combined company's senior leadership team is expected to be comprised of executives from both CenturyLink and Qwest, of which the following are being announced today:

- William A. Owens will be chairman of the board
  - Glen F. Post III will be chief executive officer and president
  - R. Stewart Ewing Jr. will be chief financial officer
  - Karen A. Puckett will be chief operating officer
  - Christopher K. Ancell will be president of business markets group
- Following the close of the transaction, the board of directors of CenturyLink will add four members from the current Qwest board, including Edward A. Mueller, Qwest's chairman and chief executive officer.
- Since 2000, CenturyLink has achieved the following:
  - Acquisition of EMBARQ – 7.5 million access lines, 2.1 million BB, 450K video
  - Five additional wireline acquisitions, totaling more than two million access lines
  - Fiber assets acquired in 2003 and 2005
- The transaction is subject to approval by both companies' shareholders as well as regulatory approvals, including expiration or termination of the applicable waiting period under the Hart Scott Rodino Antitrust Improvements Act, as well as approvals from the Federal Communications Commission and certain state public service commissions, along with other customary closing conditions.
- We anticipate that the transaction will close in the first half of 2011.

What will the combined company's network look like?

- The combination creates a robust, national 173,000-mile fiber network (126,000 is local/regional and 47,000 is national/core).
- The combined company will provide innovative customer solutions across the nation:
  - CenturyLink's and Qwest's fiber-optic networks span the United States from coast-to-coast.
  - CenturyLink's local-service network operates in 33 states.
  - Qwest's local-service network operates in 14 mostly Western states.
  - The companies have complementary local exchange footprints in 10 states.
  - CenturyLink will now provide voice and advanced telecom services in four additional states: Arizona, Utah, North Dakota and South Dakota.
- We will continue to deliver strategic and customized product solutions to business, wholesale, and government customers throughout the nation with Qwest's significant national fiber-optic network and data centers and CenturyLink's national core network.
- Our combined local and national network assets will provide cost efficiencies and revenue opportunities.
- Our integrated fiber-optic network will be capable of delivering transport speeds of up to 40 Gbps.
  - The Qwest nationwide fiber-optic network is capable of delivering transport speeds of up to 40 Gbps and is expected to reach 100 Gbps in 2010.
  - The CenturyLink fiber-optic network is capable of delivering transport speeds of up to 40 Gbps.

Why is this transaction compelling for customers?

- The combined company will have the national breadth and local depth to provide a compelling array of broadband products and services including high speed Internet, video entertainment, data hosting and managed services, as well as fiber to cell tower connectivity and other high bandwidth services.
- CenturyLink will provide local, long-distance, data, high-speed internet, entertainment and wireless services across 37 states and increased scale across the country by combining CenturyLink's and Qwest's local and national networks.
- Due to increased scale, financial strength, diversity of revenue and stronger national network, the combined company will be better positioned to compete against cable companies and technology substitution within our local regions and against other national telecom carriers for Business customers (including government) and Wholesale customers.

Why is this transaction compelling for the companies and their shareholders?

- CenturyLink shareholders will benefit through their investment in a company that has greater financial resources and flexibility, including a more diversified revenue base and an enhanced competitive position.
- Qwest shareholders will benefit from an immediate premium for their shares, an increase of approximately 50 percent in the annual dividend, and the opportunity to participate in the upside potential of the combined company through their ownership of CenturyLink stock.
- The combination, which would have had pro forma 2009 revenues of $19.8 billion, is expected to be immediately accretive to free cash flow per share (excluding integration costs) and will strengthen the sustainability of CenturyLink's dividend while materially lowering the Company's payout ratio.
- Both companies currently maintain a disciplined approach to financial goals and performance, and the combined company would expect to do so going forward.
- The combined company's sound capital structure and significant free cash flow generation is expected to support its ability to take advantage of opportunities that may arise, while continuing to invest in its business, reduce indebtedness over time and return substantial capital to shareholders.

What synergies will the combined company achieve?

- The transaction is expected to generate annual operating cost synergies of approximately $575 million, which are expected to be fully realized three to five years following closing. The transaction also is expected to generate annual capital expenditure synergies of approximately $50 million, within the first two years after close.
- Synergies will be achieved primarily through the reduction of corporate overhead, elimination of duplicate functions and systems and increased operational efficiencies.
- Based on anticipated full run-rate synergies and operating results for the 12 months ended December 31, 2009, the combined company would have had:
    - Pro forma revenue of $19.8 billion

- Pro forma EBITDA of approximately $8.2 billion
    - Pro forma net leverage of 2.2X EBITDA, including full run rate synergies
    - Pro forma free cash flow of approximately $3.4 billion
- Based on current expectations, CenturyLink estimates that it will incur approximately $650 to $800 million of operating costs and approximately $150 to $200 million of one-time capital costs to achieve these operational synergies.

Do the companies share a similar culture? How many employees will the combined company have?

- The combination creates a strong employee base with similar customer-focused cultures, committed to providing quality service and being the broadband provider of choice to all customer segments.
- Our region based, local operating model ensures the customer is at the center of everything we do, driving accountability for the relationship as close to the customer as possible. Our marketing approach also is targeted directly to the customer.
- As of December 31, 2009, the two companies combined had approximately 50,000 employees.

CenturyLink & Qwest Communications

Creating a National, Industry-Leading Communications Company

Investor Conference Call
April 22, 2010 9:30am EDT

Sign up to receive Email Alerts

A message from Glen F. Post III

"We believe the combination of CenturyLink's and Qwest's employees, assets and service areas will provide us greater scale, scope and expertise and will provide significant benefits for shareholders, customers and our communities. This combination will enhance our ability to deploy innovative IP products and high-bandwidth services to business customers, expand availability and speed to consumers, and offer superior, differentiated video products."

Glen F. Post III
Chief Executive Officer and President, CenturyLink

A message from Edward A. Mueller

"This transaction is compelling for our shareholders, who will benefit from an immediate premium for their shares, an increase of approximately 50 percent in the annual dividend, and the opportunity to participate in the upside potential of the combined company through their ownership of CenturyLink stock. We look forward to becoming part of a larger company with a strong financial profile, an industry-leading local and national network, and a shared commitment to customers, employees, communities and shareholders. We also look forward to maintaining a key presence in Denver."

Edward A. Mueller
Chairman and Chief Executive Officer, Qwest

Regulatory Information

Home > Regulatory Information

Meeting the Public Interest

Why This Transaction is in the Best Interests of Customers, Communities and States

Following the close of the transaction, we will be ***well-positioned to invest in broadband networks and to meet the needs of residential and business customers***.

The combined company will have the ***national breadth and local depth*** to provide ***a compelling array of broadband products and services***.

We will have the scale and stability to be able to make the ongoing infrastructure investments needed to serve customers into the future. Additionally, no new debt is being added, and no financing or refinancing is required to complete this transaction.

CenturyLink's Presence State-by-State

Alabama	Michigan	Oregon
Arkansas	Minnesota	Pennsylvania
California	Mississippi	South Carolina
Colorado	Missouri	Tennessee
Florida	Montana	Texas
Georgia	Nebraska	Virginia
Idaho	New Jersey	Washington
Illinois	New Mexico	Wisconsin
Indiana	Nevada	Wyoming
Iowa	North Carolina	
Kansas	Ohio	
Louisiana	Oklahoma	

This transaction reflects a proven combination of ***excellent network architecture***, ***focused and disciplined investment***, ***experienced management*** with extensive integration experience, and the ***scope, scale and resources*** needed to continue meeting the growing demands of consumers.

We believe we are well-positioned to play a critical role in helping the states we operate in ***achieve their broadband and economic development goals***.

Qwest's Presence State-by-State

Arizona	Nebraska	South Dakota
Colorado	Minnesota	Utah
Idaho	New Mexico	Washington
Iowa	North Dakota	Wyoming
Montana	Oregon	

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Alabama


Huntsville
Scottsboro
Hartselle
Fort Payne
Winfield
Gadsden
Anniston
Pell City
Birmingham
Tuscaloosa
Talladega
Selma
Tuskegee
Montgomery
Ozark
Andalusia
Enterprise
Dothan
Mobile
Foley
Orange Beach
Gulf Shores
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings

Alabama Market
1000 Bruce Etheredge Pkwy.
Pell City, Alabama 35128

General Manager Randy Wood
Florida Panhandle and Gulf Shores Market
19812 Underwood Road
Foley, Alabama 36535

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Alabama Statistical Profile

Employees	500
2009 Annual Payroll	$34,026,000
Total Investment	$791,705,000
Access Lines	253,700
Access Lines, DSL-Enabled	93%

All statistics as of 12/3109

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Arkansas



Bentonville
Mountain Home
Siloam Springs
Fayetteville
Harrison
Jonesboro
Clarksville
Russellville
Fort Smith
West Memphis
Conway
Cabot/Jacksonville
Little Rock
Hot Springs
Pine Bluff
Texarkana
El Dorado
Crossett
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager John Dreher
Arkansas, Louisiana, Mississippi and Oklahoma Market
2616 West Main Street
Jacksonville, Arkansas 72076

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Arkansas Statistical Profile

Employees	400
2009 Annual Payroll	$28,215,000
Total Investment	$1,056,230,000
Access Lines	182,400
Access Lines, DSL-Enabled	92%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
California



CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
Redding
Sacramento
San Francisco
Bakersfield
Barstow
Los Angeles
San Diego

General Manager Tim Grigar
Washington, California and Oregon Market
8102 Skansie Avenue
Gig Harbor, Washington 98332

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

California Statistical Profile

Total Investment	$317,000
Access Lines	100

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Colorado



Fort Collins
Boulder
Eagle
Denver
Grand Junction
Colorado Springs
Pueblo
La Junta
Durango
Pagosa Springs
Alamosa

CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

Colorado Statistical Profile

Employees	130
2009 Annual Payroll	$10,683,000
Total Investment	$476,293,000
Access Lines	76,900
Access Lines, DSL-Enabled	80%

All statistics as of 12/31/09

General Manager Jeremy Ferkin
Montana, Colorado, Idaho, Nebraska, New Mexico and Wyoming Market
290 North Main Street
Kalispell, Montana 59901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Florida



Crestview
Pensacola
Marianna
Destin/Ft. Walton Beach
Tallahassee
Jacksonville
Ocala
Leesburg
Orlando
Kissimmee
Tampa
St Petersburg
Sebring
Ft. Myers
Naples
Miami
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

Florida Statistical Profile

Employees	3,800
2009 Annual Payroll	$244,784,000
Total Investment	$5,873,248,000
Access Lines	1,351,700
Access Lines, DSL-Enabled	91%

All statistics as of 12/31/09

General Manager Randy Wood
Florida Panhandle and Gulf Shores Market
19812 Underwood Road
Foley, Alabama 36535

General Manager Eric Miller
North Florida Market
1313 Blair Stone Road
Tallahassee, Florida 32301

General Manager Susan Sarna
Central Florida Market
555 Lake Border Drive
Apopka, Florida 37203

General Manager Erik Zimmer
South Florida Market
1520 Lee Street
Fort Meyers, Florida 33901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Georgia


CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
Dalton
Atlanta
Augusta
Macon
Columbus
Savannah
Hinesville/
Richmond Hill
Albany
Valdosta

Georgia Statistical Profile

Employees	70
2009 Annual Payroll	$5,041,000
Total Investment	$121,823,000
Access Lines	30,100
Access Lines, DSL-Enabled	97%

All statistics as of 12/31/09

General Manager Durand Standard
Georgia and South Carolina Market
100 Ryon Avenue
Hinesville, Georgia 31310

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Idaho


Hayden
Salmon
Boise
Idaho Falls
Pocatello
Twin Falls
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

Idaho Statistical Profile

Employees	7
2009 Annual Payroll	$438,000
Total Investment	$33,798,000
Access Lines	4,900
Access Lines, DSL-Enabled	68%

All statistics as of 12/31/09

General Manager Jeremy Ferkin
Montana, Colorado, Idaho, Nebraska, New Mexico and Wyoming Market
290 North Main Street
Kalispell, Montana 59901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Illinois



Rockford
Dixon
Chicago
Moline
Galesburg
Peoria
Bloomington
Pekin
Quincy
Champaign
Springfield
East St. Louis
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

Illinois Statistical Profile

Employees	130
2009 Annual Payroll	$8,533,000
Total Investment	$217,177,000
Access Lines	49,300
Access Lines, DSL-Enabled	95%

All statistics as of 12/31/09

General Manager Ty Lemaster
Illinois Market
200 Enterprise Drive
Pekin, Illinois 61554

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Indiana


Plymouth
Gary
Warsaw/Syracuse
Ft. Wayne
Decatur/
Columbia City
Lafayette
Indianapolis
Franklin/Fortville
Terre Haute
Columbus
Bloomington
Lawrenceburg
Evansville
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Mike Brill
Indiana and Michigan Market
1401 West Center Street
Warsaw, Indiana 46580

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Indiana Statistical Profile

Employees	360
2009 Annual Payroll	$23,515,000
Total Investment	$714,337,000
Access Lines	185,600
Access Lines, DSL-Enabled	86%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Iowa



Sioux City
Waterloo
Ames
Cedar Rapids
Des Moines
Iowa City

CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Bob Brown
Wisconsin, Iowa, Michigan (Upper Peninsula) and Minnesota Market
333 North Front Street
La Crosse, Wisconsin 54602

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Iowa Statistical Profile

Employees	6
2009 Annual Payroll	$411,000
Total Investment	$7,454,000
Access Lines	1,500
Access Lines, DSL-Enabled	84%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

Kansas



Colby
Hays
Salina
Junction City
Holton
Hiawatha
Topeka
Kansas City
Gardner
Emporia
Burlington
Hutchinson
Newton
Wichita
Dodge City
Fort Scott
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings

General Manager Bill Fallin
Southern Missouri and
Kansas Market
211 South Third Street
Branson, Missouri 65616

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

KANSAS STATISTICAL PROFILE

Employees	2,300
2009 Annual Payroll	$303,727,000
Total Investment	$876,821,000
Access Lines	84,100
Access Lines, DSL-Enabled	83%

All statistics as of 12/31/09

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Louisiana


Springhill
Shreveport
Monroe
Jena
Alexandria
Ville Platte
DeQuincy
Baton Rouge
Breaux Bridge
Lake Charles
Lafayette
New Orleans
Houma
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings

General Manager John Dreher
Arkansas, Louisiana, Mississippi and Oklahoma Market
2616 West Main Street
Jacksonville, Arkansas 72076

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Louisiana Statistical Profile

Employees	1,830
2009 Annual Payroll	$127,778,000
Total Investment	$881,026,000
Access Lines	75,600
Access Lines, DSL-Enabled	92%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

Michigan



Sault Ste. Marie
Suttons Bay
Traverse City
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
Pinconning/Hope
Midland
Caro
Muskegon
Saginaw
Chesaning
Grand Rapids
Flint
Holland
Lansing
Benton Harbor
Detroit
Kalamazoo
Jackson
Ann Arbor

General Manager Mike Brill
Indiana and Michigan Market
1401 West Center Street
Warsaw, Indiana 46580

General Manager Bob Brown
Wisconsin, Iowa, Michigan (Upper Peninsula) and Minnesota Market
333 North Front Street
La Crosse, Wisconsin 54602

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Michigan Statistical Profile

Employees	110
2009 Annual Payroll	$7,922,000
Total Investment	$455,481,000
Access Lines	80,900
Access Lines, DSL-Enabled	87%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Mississippi


Olive Branch
Oxford
Tupelo
Greenville
Starkville
Vicksburg
Meridian
Jackson
Brookhaven
Natchez
Hattiesburg
McComb
Biloxi

CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings

General Manager John Dreher
Arkansas, Louisiana, Mississippi and Oklahoma Market
2616 West Main Street
Jacksonville, Arkansas 72076

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Mississippi Statistical Profile

Employees	30
2009 Annual Payroll	$1,918,000
Total Investment	$109,010,000
Access Lines	20,000
Access Lines, DSL-Enabled	98%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Missouri


St. Joseph
Hannibal
Kansas City
Columbia
Troy
O'Fallon
Warrensburg
Sedalia
Jefferson City
Wentzville
St. Louis
St. James
Rolla
Conway
Springfield
Joplin
West Plains
Branson

CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Ken McMahon
Northern Missouri Market
625 Cherry Street
Columbia, Missouri 65201

General Manager Bill Fallin
Southern Missouri and
Kansas Market
211 South Third Street
Branson, Missouri 65616

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Missouri Statistical Profile

Employees	1,250
2009 Annual Payroll	$83,432,000
Total Investment	$2,019,676,000
Access Lines	547,600
Access Lines, DSL-Enabled	87%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Montana



Kalispell
Great Falls
Missoula
Helena
Butte
Billings
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Jeremy Ferkin
Montana, Colorado, Idaho, Nebraska, New Mexico and Wyoming Market
290 North Main Street
Kalispell, Montana 59901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Montana Statistical Profile

Employees	90
2009 Annual Payroll	$5,737,000
Total Investment	$173,224,000
Access Lines	49,800
Access Lines, DSL-Enabled	94%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Nebraska



Scottsbluff
Kimball
North Platte
Grand Island
Omaha
Lincoln
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Jeremy Ferkin
Montana, Colorado, Idaho, Nebraska, New Mexico and Wyoming Market
290 North Main Street
Kalispell, Montana 59901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Nebraska Statistical Profile

Employees	20
2009 Annual Payroll	$1,477,000
Total Investment	$86,499,000
Access Lines	17,500
Access Lines, DSL-Enabled	85%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

New Jersey


Newton
Belvidere
Newark
Phillipsburg
Clinton
Flemington
Trenton
Camden
Toms River
Atlantic City
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

New Jersey Statistical Profile

Employees	160
2009 Annual Payroll	$13,450,000
Total Investment	$475,684,000
Access Lines	144,700
Access Lines, DSL-Enabled	95%

All statistics as of 12/31/09

General Manager Gerald Piper
Pennsylvania and
New Jersey Market
1201 Walnut Bottom Road
Carlisle, Pennsylvania 17013

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
New Mexico



Santa Fe
Albuquerque
Zuni Pueblo
Roswell
Alamogordo
Carlsbad
Las Cruces

CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Jeremy Ferkin
Montana, Colorado, Idaho, Nebraska, New Mexico and Wyoming Market
290 North Main Street
Kalispell, Montana 59901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

New Mexico Statistical Profile

Employees	10
2009 Annual Payroll	$651,000
Total Investment	$32,755,000
Access Lines	4,700

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Nevada



Elko
Reno
Carson City
Ely
Hawthorne
Las Vegas
Boulder City
Laughlin
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

Nevada Statistical Profile

Employees	850
2009 Annual Payroll	$70,832,000
Total Investment	$1,803,645,000
Access Lines	522,700
Access Lines, DSL-Enabled	94%

All statistics as of 12/31/09

General Manager Jeff Oberschelp
Nevada Market
330 South Valley View Boulevard
Las Vegas, Nevada 89107

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

North Carolina


Kernersville
Greensboro
Mebane
Durham
Wake Forest
Rocky Mount
Elizabeth City
Winston-Salem
Hickory
Asheboro
Raleigh
Greenville
New Bern
Fayetteville
Charlotte
Jacksonville
Wilmington
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Lottie Ryans
Tennessee and Western North Carolina Market
101 North Roan Street
Johnson City, Tennessee 37601

General Manager Kevin McCarter
Central North Carolina Market
14111 Capital Boulevard
Wake Forest, North Carolina 27587

General Manager Frank May
Eastern North Carolina Market
14111 Capital Boulevard
Wake Forest, North Carolina 27587

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

North Carolina Statistical Profile

Employees	2,240
2009 Annual Payroll	$160,520,000
Total Investment	$3,877,957,000
Access Lines	997,300
Access Lines, DSL-Enabled	89%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

Ohio



Toledo
Lorain
Cleveland
Findlay
Warren
Lima
Mansfield
Akron
Springfield
Columbus
Dayton
Lebanon/Mason
Cincinnati
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Kelly Blay
Ohio Market
665 Lexington Avenue
Mansfield, Ohio 44907

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Ohio Statistical Profile

Employees	1,060
2009 Annual Payroll	$74,093,000
Total Investment	$1,771,571,000
Access Lines	387,800
Access Lines, DSL-Enabled	92%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

Oklahoma



Tulsa
Elk City
Oklahoma City
Lawton
Ardmore
Hays
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager John Dreher
Arkansas, Louisiana, Mississippi and Oklahoma Market
2616 West Main Street
Jacksonville, Arkansas 72076

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Oklahoma Statistical Profile

Employees	8
2009 Annual Payroll	$941,000
Total Investment	$8,114,000
Access Lines	2,200

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Oregon



Astoria
Portland
Hood River
Lincoln City
Salem
Lebanon
Pendleton
LaGrande
Eugene
Bend
Ontario
Medford
Klamath Falls
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Tim Grigar
Washington, California and Oregon Market
8102 Skansie Avenue
Gig Harbor, Washington 98332

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Oregon Statistical Profile

Employees	490
2009 Annual Payroll	$25,756,000
Total Investment	$593,264,000
Access Lines	109,100
Access Lines, DSL-Enabled	88%

All statistics as of 12/31/09

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Pennsylvania


Erie
Scranton
Butler
Altoona
Allentown
Pittsburgh
Harrisburg
Carlisle
Elizabethtown
Chambersburg
Philadelphia
Gettysburg
Hanover

CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Gerald Piper
Pennsylvania and
New Jersey Market
1201 Walnut Bottom Road
Carlisle, Pennsylvania 17013

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Pennsylvania Statistical Profile

Employees	610
2009 Annual Payroll	$40,869,000
Total Investment	$967,473,000
Access Lines	271,500
Access Lines, DSL-Enabled	92%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

South Carolina


Rock Hill
Greenville
Greenwood
Columbia
Florence
Charleston
Beaufort
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

South Carolina Statistical Profile

Employees	130
2009 Annual Payroll	$9,313,000
Total Investment	$287,741,000
Access Lines	75,600
Access Lines, DSL-Enabled	89%

All statistics as of 12/31/09

General Manager Durand Standard
Georgia and South Carolina Market
100 Ryon Avenue
Hinesville, Georgia 31310

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Tennessee



CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings
Kingsport
New Tazewell
Bristol
Nashville
Greeneville
Johnson City
Knoxville
Jackson
Adamsville
Chattanooga
Ooltewah
Memphis

General Manager Lottie Ryans
Tennessee and Western North Carolina Market
101 North Roan Street
Johnson City, Tennessee 37601

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Tennessee Statistical Profile

Employees	720
2009 Annual Payroll	$47,333,000
Total Investment	$811,916,000
Access Lines	176,100
Access Lines, DSL-Enabled	86%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Texas



CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings
Amarillo
Lubbock
Ft. Worth
Dallas
Longview
Abilene
Stephenville
El Paso
Midland
Palestine
Killeen
Austin
Humble/Kingwood
San Marcos
Houston
San Antonio
Corpus Christi
Laredo

General Manager Narasimhan Surinder
Texas Market
1214 Dogwood Boulevard
Killeen, Texas 76543

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Texas Statistical Profile

Employees	600
2009 Annual Payroll	$50,169,000
Total Investment	$1,468,123,000
Access Lines	303,500
Access Lines, DSL-Enabled	87%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in Virginia



CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
Manassas
Charlottesville
Richmond
Lynchburg
Farmville
Roanoke
Abingdon
Bristol
Martinsville
South Boston
Norfolk

General Manager Rondi Furgason
Virginia Market
417 West Main Street
Charlottesville, Virginia 22902

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Virginia Statistical Profile

Employees	420
2009 Annual Payroll	$30,024,000
Total Investment	$1,151,369,000
Access Lines	333,900
Access Lines, DSL-Enabled	75%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Washington


Bellingham
Seattle
Spokane
Gig Harbor
Cheney
Tacoma
Olympia
Yakima
Kennewick
Vancouver
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Tim Grigar
Washington, California and Oregon Market
8102 Skansie Avenue
Gig Harbor, Washington 98332

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Washington Statistical Profile

Employees	420
2009 Annual Payroll	$30,248,000
Total Investment	$937,825,000
Access Lines	200,000
Access Lines, DSL-Enabled	86%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in

Wisconsin


CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)
CLEC / Metro Fiber Rings
Wausau
Green Bay
Eau Claire
Oshkosh
La Crosse
Sheboygan
Baraboo
Milwaukee
Madison
Platteville

General Manager Bob Brown
Wisconsin, Iowa, Michigan (Upper Peninsula) and Minnesota Market
333 North Front Street
La Crosse, Wisconsin 54602

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Wisconsin Statistical Profile

Employees	1,180
2009 Annual Payroll	$65,502,000
Total Investment	$1,658,389,000
Access Lines	343,100
Access Lines, DSL-Enabled	92%

All statistics as of 12/31/09

CenturyLink™

CenturyLink is a leading provider of high-quality voice, broadband and video services over its advanced communications networks to consumers and businesses in 33 states. CenturyLink, headquartered in Monroe, La., is an S&P 500 Company and expects to be listed in the Fortune 500 list of America's largest corporations. For more information on CenturyLink, visit www.centurylink.com.

CenturyLink in
Wyoming


Gillette
Riverton
Casper
Pinedale
Torrington
Rock Springs
Laramie
Cheyenne
CenturyLink Wireline Exchanges
Core Fiber (Lit)
Core Fiber (Dark)

General Manager Jeremy Ferkin
Montana, Colorado, Idaho, Nebraska, New Mexico and Wyoming Market
290 North Main Street
Kalispell, Montana 59901

Corporate Headquarters
CenturyLink, Inc.
100 CenturyLink Drive
Monroe, Louisiana 71203

www.centurylink.com
318.388.9000

Wyoming Statistical Profile

Employees	15
2009 Annual Payroll	$1,058,000
Total Investment	$52,753,000
Access Lines	11,500
Access Lines, DSL-Enabled	80%

All statistics as of 12/31/09

CenturyLink™

Arizona

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	3,300
Broadband Availability	84%
Access Lines	1,570,900
Total Investment	$194M
Annual Payroll	$240M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $877,000 to benefit these nonprofits in the state:

- United Way
- Boys and Girls Clubs
- Reading Seed

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Desert Willow Elementary, Cave Creek
- Eloy Elementary School, Eloy
- Coconino High School, Flagstaff
- Coronado Elementary School, Gilbert
- Amberlea Elementary School, Phoenix
- Vail High School, Tucson


NEVADA
Grand Canyon Nat'l. Pk.
Navajo Nat'l. Mon.
PAINTED DESERT
Hoover Dam
Lake Mead
Canyon de Chelly Nat'l. Mon.
Wupatki Nat'l. Mon.
Flagstaff
Petrified Forest Nat'l. Pk.
Little Colorado
CALIFORNIA
Prescott
ARIZONA
NEW MEXICO
Colorado
Salt
PHOENIX
Gila
Casa Grande
Casa Grande Nat'l. Mon.
Organ Pipe Cactus Nat'l. Mon.
Saguaro Nat'l. Pk.
Tucson
MEXICO

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Flagstaff
- Phoenix
- Scottsdale
- Tempe
- Tucson
- Yuma

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Jim Campbell
Qwest Arizona President
20 East Thomas Road
Phoenix AZ 85012-0000

Colorado

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)


WYOMING
NEBRASKA
Dinosaur Nat'l. Mon.
Rocky Mtn. Nat'l. Pk.
South Platte
DENVER
Colorado
ROCKY MTS.
COLORADO
UTAH
KANSAS
Grand Junction
Colorado Nat'l. Mon.
Pikes Peak
Colorado Springs
Royal Gorge
Black Canyon of the Gunnison Nat'l. Mon.
Arkansas
Rio Grande
Great Sand Dunes Nat'l. Mon.
Mesa Verde Nat'l. Pk.
Blanca Peak
SAN JUAN MTS.
ARIZONA
NEW MEXICO
OKLAHOMA

State Profile

Employees	**7,900**
Broadband Availability	**90%**
Access Lines	**1,650,000**
Total Investment	**$204.4M**
Annual Payroll	**$763.4M**

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $4.3 million to benefit these nonprofits in the state:

- United Way
- Colorado Math & Science Center
- Denver Urban Gardens

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Blevins Jr. High School, Fort Collins
- Legacy Elementary School, Frederick
- Lake County High School, Leadville
- Burlington Elementary School, Longmont
- Singing Hills Elementary, Parker
- Fountain Intl. Magnet School, Pueblo

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Colorado Springs
- Denver
- Grand Junction
- Highlands Ranch
- Pueblo

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Chuck Ward
Qwest Colorado President
1801 California Street
Denver CO 80202-2658

Idaho

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	1,570
Broadband Availability	88%
Access Lines	353,960
Total Investment	$29.4M
Annual Payroll	$73M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $309,000 to benefit these nonprofits in the state:

- United Way
- Boise Family YMCA
- Bonneville County Historical Society
- Log Cabin Literacy

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Collister Elementary, Boise
- Salmon High School, Salmon


CANADA
WASHINGTON
ROCKY MTS
MONTANA
BITTERROOT RANGE
BLUE MTS
Salmon
Snake
IDAHO
OREGON
Yellowstone Nat'l Pk.
Borah Peak
Boise
BOISE
TETON RANGE
Craters of the Moon Nat'l Mon.
Snake
Idaho Falls
WYOMING
CALIFORNIA
Shoshone Falls
Pocatello
NEVADA
Twin Falls
WASATCH RANGE
UTAH

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from this location in the state:

- Boise

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Jim Schmit
Qwest Idaho President
999 West Main Street
Boise ID 83702-0000

Iowa

Qwest

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	1,600
Broadband Availability	87%
Access Lines	691,065
Total Investment	$45.4M
Annual Payroll	$88.2M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $316,000 to benefit these nonprofits in the state:

- United Way
- Lin-Mar Community Schools
- Junior Achievement
- Children and Families of Iowa

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Perkins Academy, Des Moines
- Richardson Elementary School, Ft. Madison
- Monticello High School, Monticello
- Winterset Senior High School, Winterset


SOUTH DAKOTA
MINNESOTA
WISCONSIN
IOWA
DES MOINES
Cedar Rapids
Davenport
NEBRASKA
MISSOURI
ILLINOIS

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Cedar Rapids
- Davenport
- Des Moines

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Max Phillips
Qwest Iowa President
925 High Street
Des Moines IA 50309-0000

Montana

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	180
Broadband Availability	78%
Access Lines	217,000
Total Investment	$17.1M
Annual Payroll	$14.5M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area


CANADA
NORTH DAKOTA
MONTANA
HELENA
Missoula
Billings
Bozeman
ROCKY MTS
IDAHO
WYOMING
SOUTH DAKOTA

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Billings
- Bozeman
- Helena
- Missoula

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $161,000 to benefit these nonprofits in the state:

- United Way
- Montana Learning Center
- Montana Assn. for Career & Technical Education

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Belgrade Middle School, Belgrade
- Culbertson High School, Culbertson
- Ennis High School, Ennis
- Judith Gap High School, Judith Gap
- Polson High School, Polson
- Three Forks High School, Three Forks

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
David Gibson
Qwest Montana President
441 North Park Avenue
Helena MT 59601-0000

Nebraska

Qwest

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	1,040
Broadband Availability	80%
Access Lines	235,140
Total Investment	$24M
Annual Payroll	$83.3M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $349,000 to benefit these nonprofits in the state:

- United Way
- College of Saint Mary
- Girls Inc.
- Strategic Air & Space Museum

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Cather Elementary School, Millard
- Morton Middle School, Omaha
- Plattsmouth Community School, Plattsmouth
- Ralston Public School, Ralston
- Wood River Public School, Wood River


WYOMING
SOUTH DAKOTA
MINNESOTA
Missouri
White
Niobrara
Elkhorn
Norfolk
IOWA
NEBRASKA
North Platte
North Platte
Omaha
Platte
Grand Island
LINCOLN
Republican
South Platte
COLORADO
MISSOURI
KANSAS

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Lincoln
- Omaha

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Rex Fisher
Qwest Nebraska President
1314 Douglas Street
Omaha NE 68102-1816

Minnesota

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	3,375
Broadband Availability	88%
Access Lines	1,258,110
Total Investment	$122.4M
Annual Payroll	$239M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $839,000 to benefit these nonprofits in the state:

- United Way
- Colorado Math & Science Center
- Denver Urban Gardens

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Nettleton Elementary, Duluth
- Southwest Elementary, Grand Rapids
- Le Sueur Henderson High School, Le Sueur
- Intermediate District 287, Robbinsdale
- Oak Park Elementary, Stillwater
- Winona Senior High School, Winona



CANADA
NORTH DAKOTA
SOUTH DAKOTA
MINNESOTA
MESABI RANGE
Duluth
MICHIGAN
St. Cloud
ST. PAUL
WISCONSIN
Rochester
IOWA

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Duluth
- Minneapolis/St. Paul
- Owatonna
- Rochester
- St. Cloud

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
John Stanoch
Qwest Minnesota President
200 South 5th Street
Minneapolis MN 55402-0000

New Mexico

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	720
Broadband Availability	88%
Access Lines	590,140
Total Investment	$90M
Annual Payroll	$56.4M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $274,000 to benefit these nonprofits in the state:

- United Way
- Junior Achievement
- New Mexico Coalition of Literacy
- Youth Works

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Desert Pride Academy, Anthony
- Edgewood Elementary School, Edgewood
- New Mexico's Innovative Digital Education and Learning (IDEAL-NM


UTAH
COLORADO
KANSAS
OKLAHOMA
ARIZONA
TEXAS
MEXICO
NEW MEXICO
Farmington
SANTA FE
Albuquerque
Gallup
Clovis
Roswell
Alamogordo
Las Cruces

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Albuquerque
- Gallup
- Lamy
- Santa Fe

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Loretta Armenta
Qwest New Mexico President
400 Tijeras Avenue NW
Albuquerque NM 87102-0000

Qwest

North Dakota

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	170
Broadband Availability	83%
Access Lines	118,655
Total Investment	$10.3M
Annual Payroll	$11.8M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $135,000 to benefit these nonprofits in the state:

- United Way
- North Dakota Technology Student Association
- South Central High School
- Junior Achievement

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Bottineau Junior High, Bottineau
- Centennial Elementary, Bismarck
- Edgeley Public School, Edgeley
- Grafton Central Middle School, Grafton
- Hebron Elementary School, Hebron
- New 8 Public School, Williston


CANADA
MINNESOTA
Red River of the North
Lake Sakakawea
Grand Forks
Theodore Roosevelt Nat'l. Pk.
NORTH DAKOTA
Missouri
Dickinson
BISMARCK
Jamestown
Fargo
MONTANA
SOUTH DAKOTA

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Bismarck
- Fargo

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Kent Blickensderfer
Qwest North Dakota Vice President
220 North 5th Street
Bismarck ND 58501-0000

Oregon

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	825
Broadband Availability	88%
Access Lines	802,630
Total Investment	$50.4M
Annual Payroll	$70.1M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $424,000 to benefit these nonprofits in the state:

- United Way
- Family Building Blocks
- Portland Schools Foundation
- Youth Employment Institute

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Walker Elementary School, Ashland
- La Pine Middle School, La Pine
- Sunridge Middle School, Pendleton
- Centennial Elementary School, Springfield


WASHINGTON
North Pacific Ocean
Portland
Columbia
Pendleton
BLUE MTS.
SALEM
Eugene
Bend
OREGON
IDAHO
CASCADES
Coos Bay
Grants Pass
Medford
Ashland
Klamath Falls
CALIFORNIA
NEVADA

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Eugene
- Medford
- Portland
- Salem

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Judy Peppler
Qwest Oregon President
421 SW Oak Street
Portland OR 97204-0000

South Dakota

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	400
Broadband Availability	79%
Access Lines	120,040
Total Investment	$12.6M
Annual Payroll	$18.1M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area



NORTH DAKOTA
MONTANA
MINNESOTA
SOUTH DAKOTA
BLACK HILLS
Aberdeen
PIERRE
Huron
Rapid City
Badlands Nat'l Pk
Sioux Falls
Missouri
White
James
Cheyenne
NEBRASKA
WYOMING
IOWA

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $4.3 million to benefit these nonprofits in the state:

- United Way
- Junior Achievement
- Washington Pavilion
- 4-H Foundation

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Corral Drive Elementary School, Rapid City
- John Harris Elementary, Sioux Falls
- Tea Area School District, Tea
- Viborg School District, Viborg
- Wolsey-Wessington School District, Wolsey

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from this location in the state:

- Sioux Falls

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Max Phillips
Qwest South Dakota President
125 South Dakota Avenue
Sioux Falls SD 57104-6403

Utah

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	2,300
Broadband Availability	90%
Access Lines	680,275
Total Investment	$77.3M
Annual Payroll	$134.7M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $494,000 to benefit these nonprofits in the state:

- United Way
- Utah Science Center
- Reach Out and Read

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Box Elder High School, Brigham City
- Farmington Junior High, Farmington
- Hurricane Intermediate School, Hurricane
- Orem High School, Orem
- Nibley Park Elementary, Salt Lake City
- Tooele High School, Tooele


IDAHO
WYOMING
SALT LAKE CITY
UINTA MTS.
Provo
Utah Lk.
NEVADA
UTAH
COLORADO
ARIZONA
NEW MEXICO

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Provo
- Salt Lake City

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Jerry Fenn
Qwest Utah President
250 East 2nd Street
Salt Lake City UT 84111-2003

Washington

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	2,640
Broadband Availability	88%
Access Lines	1,450,160
Total Investment	$113M
Annual Payroll	$213.5M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $964,000 to benefit these nonprofits in the state:

- Fort Vancouver Regional Library Association
- Gray's Harbor Community Foundation
- Boys and Girls Clubs

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Cascade Middle School, Auburn
- Valley View Elementary, Ellensburg
- Coweeman Middle School, Kelso
- Lidgerwood Elementary, Spokane
- Waterville Elementary School, Waterville


CANADA
North Cascades Nat'l. Pk
CASCADE RANGE
Port Angeles
Seattle
Tacoma
Spokane
WASHINGTON
CASCADE RANGE
OREGON

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Othello
- Quincy
- Seattle
- Spokane
- Tukwila
- Yakima

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Kirk Nelson
Qwest Washington President
1600 7th Avenue
Seattle WA 98191-0000

Wyoming

Qwest

Qwest Services

- Qwest® High-Speed Internet
- Verizon Wireless®
- DIRECTV®
- Digital Voice (Local and Long Distance)

State Profile

Employees	190
Broadband Availability	81%
Access Lines	158,300
Total Investment	$16.7 M
Annual Payroll	$14.9 M

All statistics as of 12/31/09
Total investment includes real estate
Broadband availability is in Qwest's local service area

Qwest in the Community

The Qwest Foundation is dedicated to enriching the lives of customers and the communities we serve. In 2009, Qwest, the Qwest Foundation and Qwest employees brought more than $93,000 to benefit these nonprofits in the state:

- United Way
- Wyoming Community Foundation
- Raising Readers
- Boys and Girls Clubs

Qwest Teachers & Technology is a program that awards grants to encourage K-12 teachers to use technology in their classrooms. Recent recipients include educators at these schools:

- Riverside High School, Basin
- Greybull Middle School, Greybull
- Cloud Peak Middle School, Manderson
- Wheatland High School, Wheatland



MONTANA
Sheridan
Cody
Bighorn
BIGHORN MTS.
Gillette
Grand Teton Nat'l. Pk
TETON RANGE
WIND RIVER RANGE
Jackson
WYOMING
Riverton
Casper
IDAHO
WYOMING RANGE
N. Platte
SOUTH DAKOTA
NEBRASKA
Green
Rawlins
LARAMIE MTS.
Rock Springs
Green River
Laramie
CHEYENNE
ROCKY MTS.
UTAH
COLORADO

Qwest Fiber-Optic Network

Qwest's fiber-optic network, designed with the latest advances in technology for speed and efficiency, spans more than 173,000 route miles globally, enabling new products and services that benefit businesses and consumers.

- Top 10 autonomous network
- 17 CyberCenter hosting facilities
- Multi-protocol label switching (MPLS) fast reroute
- More than 1,800 transport access points of presence (PoPs), including 30 TeraPoPs

The Qwest network has access points from these locations in the state:

- Casper
- Cheyenne
- Frannie

Qwest Business

Qwest is the choice of 95 percent of Fortune 500 companies, offering a full suite of network, data and voice services for small businesses, large businesses, government agencies and wholesale customers worldwide and throughout the state.

Contact:
Michael Ceballos
Qwest Wyoming President
6101 Yellowstone Road
Cheyenne WY 82009-0000